                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: October 25, 1999
                                       ----------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                          --------------------------
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                333-30207                               36-4165546
                ---------                               ----------
         (Commission File Number)          (IRS Employer Identification Number)


   500 West Monroe Street, Chicago, Illinois               60661
   -----------------------------------------               -----
    (Address of principal executive offices)            (Zip Code)


                                (312) 441-7246
                                --------------
             (Registrant's telephone number, including area code)
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                                 EXHIBIT INDEX



Exhibit
Number   Document Description
------   --------------------
    99 Heller Funding Corporation - Monthly Report for the Distribution Date of October 25, 1999.
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Item 5.  Other Events
-------  ------------

Attached, for the Distribution Date of October 25, 1999, is the Monthly Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of October 25, 1999.







                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 8, 1999
        ----------------


                                                     HELLER FUNDING CORPORATION



                                                     By:    /s/ Julia S. Landes
                                                            --------------------
                                                            Julia S. Landes
                                                     Title: Vice President